UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

BLACK KNIGHT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37394	81-5265638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of principal executive offices)

(Zip Code)

(904) 854-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 4, 2022, Black Knight, Inc., a Delaware corporation (“BKI”), and Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of May 4, 2022 (the “Merger Agreement”), among ICE, Sand Merger Sub Corporation, a Delaware corporation and a subsidiary of ICE (“Sub”), and BKI, pursuant to which, upon the terms and subject to the conditions set forth therein, Sub will merge with and into BKI, with BKI continuing as a wholly-owned subsidiary of ICE. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated as of May 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about BKI’s or ICE’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of BKI by ICE (the “Transaction”), including future financial and operating results, BKI’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in BKI’s and ICE’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of BKI or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against BKI or ICE; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect BKI or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which BKI and ICE operate; the ability to promptly and effectively integrate the businesses of BKI with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of BKI’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on BKI’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause BKI’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm BKI’s or ICE’s results.

All forward-looking statements attributable to BKI or ICE, or persons acting on BKI’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and BKI and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If BKI or ICE update one or more forward-looking statements, no inference should be drawn that BKI or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding BKI, ICE and factors which could affect the forward-looking statements contained herein can be found in BKI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, ICE will file with the SEC a Registration Statement on Form S-4 to register the shares of ICE common stock to be issued in connection with the Transaction. The Registration Statement will include a proxy statement of BKI that also constitutes a prospectus of ICE. The definitive proxy statement/prospectus will be sent to the stockholders of BKI seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BKI, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by BKI or ICE through the website maintained by the SEC at http://www.sec.gov or from BKI at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by BKI will be available free of charge by accessing BKI’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials – SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.ice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

PARTICIPANTS IN THE SOLICITATION

BKI, ICE, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BKI in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of BKI and ICE and other persons who may be deemed to be participants in the solicitation of stockholders of BKI in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about BKI, the directors and executive officers of BKI and their ownership of BKI common stock is also set forth in the definitive proxy statement for BKI’s 2022 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 28, 2022, and other documents subsequently filed by BKI with the SEC. Additional information about ICE, the directors and executive officers of ICE and their ownership of ICE common stock can also be found in ICE’s definitive proxy statement in connection with its 2022 Annual Meeting of Stockholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by ICE with the SEC. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2022

BLACK KNIGHT, INC.

By:	/s/ Kirk T. Larsen
Name: Kirk T. Larsen
Title: Executive Vice President and Chief Financial Officer